UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1 -	Reports to Stockholders.

The Report to Shareholders is attached herewith.

AberdeenStandard Investments

The India Fund, Inc. (IFN)

Annual Report
December 31, 2018

Statue of Unity, Narmada, Gujarat, India

Beginning with reports for the period ending December 31, 2020, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 800-647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Managed Distribution Policy (unaudited)

The Board of Directors of The India Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31, 2018. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced January 1, 2018 through the distribution paid on January 10, 2019 consisted of 17% net investment income and 83% net realized gains.

In January 2019, a Form 1099-DIV was sent to shareholders, which stated the amount and composition of distributions and provided information with respect to their appropriate tax treatment for the 2018 calendar year.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2018. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Total Investment Return

For the year ended December 31, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

1 Year
NAV*	-1.9%
Market Price*	-6.0%
MSCI India Index[1]	-7.3%

*	assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager on page 4.

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
12/31/2017	$29.50	$26.12	11.5%
12/31/2018	$23.84	$20.24	15.1%

Throughout the fiscal year ended December 31, 2018, the Fund’s NAV was within a range of $31.01 to $22.79 and the Fund’s market price traded within a range $28.23 to $19.81. Throughout the fiscal year ended December 31, 2018, the Fund’s shares traded within a range of discount of 8.1% to 16.6%.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Fund’s Board of Directors (the “Board”) approved a renewal of its targeted discount policy for a two-year period commencing on April 4, 2016, and agreed to review the targeted volume-weighted average discount when the two-year period ended. If a 10% or less volume-weighted average discount was not attained over the two-year period, the Board was permitted, but not obligated to, consider other actions to address the discount. During the fiscal year ended December 31, 2018, the Fund repurchased 1,054,737 shares at a weighted average discount to NAV of 12.2%. During the fiscal year ended December 31, 2017, the Fund repurchased 474,826 shares at a weighted average discount to NAV of 11.5%.

On April 4, 2018, the Fund announced the expiration of the measurement period under the targeted discount policy, during which the Fund reviewed its volume-weighted average discount over the two-year period that expired on April 3, 2018. Over the measurement period from April 4, 2016 to April 3, 2018, the Fund’s volume weighted average discount of 11.7% was greater than the 10% discount target. After reviewing potential actions to aid in managing the Fund’s discount, the Board adopted a managed distribution policy, as discussed below.

Implementation of Managed Distribution Policy

The Board approved a managed distribution policy, effective April 4, 2018. The Board has determined that the Fund will pay quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. The Board has determined that the annualized rate for the 2018 fiscal year will be 10%. This policy will be subject to regular review by the Board. Previously, the Fund’s policy was to pay a single annual distribution. In February 2019, the Board determined the rolling rate to be 10% for the 12-month period commencing with the distribution payable in March 2019.

In approving the managed distribution policy the Board considered, among other factors, the ability of the Fund to sustain the policy and that making periodic distributions could increase liquidity for shareholders and may assist in narrowing the discount to NAV at which the Fund’s shares have tended to trade. There can be no guarantee that these benefits will occur or that any improvement could continue.

The distributions are made from net investment income, net realized foreign exchange gains, net realized capital gains and, to any extent necessary, return of capital. As net assets of the Fund may vary from quarter to quarter, the quarterly distribution may represent more or

The India Fund, Inc.

[1]

The Morgan Stanley Capital International (“MSCI”) India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 78 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenifn.com

Letter to Shareholders (unaudited) (continued)

less than one quarter of 10% of the Fund’s net assets at the time of distribution. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or the terms of the Fund’s policy.

Indian Long-Term Capital Gains Tax

On February 1, 2018 Indian Finance Minister Arun Jaitley proposed to introduce a 10% tax on long-term capital gains on non-resident taxpayers, including financial institutional investors. Under the existing regime, long-term capital gains on non-resident taxpayers are exempt from income tax. This proposed tax was announced as part of the unveiling of the Budget proposals for 2018-2019 and would apply to the transfer of long-term capital assets exceeding Indian Rupee (INR) 100,000 on disposals of Indian listed securities on or after April 1, 2018. However, it was announced that all long-term capital gains up to January 31, 2018 would be grandfathered and not subject to the proposed new tax. This became effective April 1, 2018.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465. Beginning in April 2019, the Fund will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat)

unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard

The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite our preparations.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen Standard’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/email-services.

Contact Us:

•	Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;
•	Email: Investor.Relations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

The India Fund, Inc.

Report of the Investment Manager

Market review

Indian equities touched new highs over the 12-month period ended December 31, 2018, despite increasing volatility stemming from rising interest rates in the U.S., the higher oil price, fears of contagion risk across emerging markets and tighter liquidity conditions.

The Indian rupee retreated amid the rising oil price and the flight of capital away from emerging markets. The risk of inflation rose amid faster economic growth and a weaker currency. The Reserve Bank of India (RBI) faced tough decisions, needing to balance the recovering economy. Consequently, the RBI raised its benchmark interest rate by 50 basis points (bps) in two 25-bps increments in June and August 2018.

Market sentiment and the financials sector, in particular, were affected by the reintroduction of long-term capital gains tax on equities, a US $2 billion fraud uncovered at state-owned Punjab National Bank, Ltd. (PNB), and a debt default by domestic infrastructure lender Infrastructure Leasing & Financial Services Limited (IL&FS). (The Fund does not hold either PNB or IL&FS.) However, subsequent monetary action by the RBI appeared to mitigate the risk of negative market sentiment. Meanwhile, a shakeup at the central bank resulted in Shaktikanta Das assuming the helm as governor after Urjit Patel resigned. While we think that Governor Das will be more consultative in dealing with the government, we remain concerned over the central bank’s independence. Nevertheless, in the short term, we anticipate that there will be looser monetary policy and improved liquidity, which we believe will benefit the Fund’s holdings in issuers such as Housing Development Finance Corporation and conglomerate Piramal Enterprises.

In politics, the ruling Bharatiya Janata Party (BJP) lost key state elections in December 2018. In our view, this could result in higher rural spending ahead of the general election in the spring of 2019, which in turn could boost consumer-focused companies, such as the Fund’s holdings in consumer products maker Hindustan Unilever and two-wheeler motor vehicle manufacturer Hero MotoCorp. Despite these concerns, India has remained the fastest-growing global economy.

Fund performance review

The Fund returned -1.9% on a net asset value basis for the 12-month period ended December 31, 2018, significantly outperforming the -7.3% return of its benchmark, the Morgan Stanley Capital International (MSCI) India Index. Both asset allocation and stock selection contributed to the Fund’s relative performance for the period.

The Fund’s underweight allocation to the consumer discretionary sector relative to the benchmark benefited performance for the reporting period. Within the sector, share prices of automakers moved lower due to higher oil prices and rising interest rates, both of which affected affordability for consumers. The correction allowed us to initiate a position in automobile manufacturer Maruti Suzuki India Ltd., a market leader, keeping in line with our policy to invest in what we believe are high-quality companies at attractive valuations for the long term. In our opinion, Maruti Suzuki is well positioned to capitalize on the rising demand for passenger vehicles as India’s wealth levels rise. Additionally, the lack of exposure to Tata Motors Ltd. had a positive impact on the Fund’s relative performance for the period. Within the consumer staples sector, the Fund’s holding in foods maker Nestle India Ltd. also bolstered relative performance.

Both an underweight allocation and stock selection in the financials sector buoyed the Fund’s relative performance for the reporting period. This was attributable to several crises involving state-owned banks and, more recently, the IL&FS defaults, which had a negative impact on the non-banking financial companies (NBFCs). Consequently, investors rewarded companies that they believed had solid deposit bases and robust balance sheets. The Fund’s holdings in private-sector banks Kotak Mahindra Bank Ltd. and HDFC Bank Ltd. were beneficiaries of this distinction, as they gained market share from other state-owned banks. The flight to quality also boosted the Fund’s core holdings in Housing Development Finance Corp. Ltd.

The information technology sector performed well over the reporting period, supported by an improving demand in its core U.S. market, growth in digital services and a weaker rupee, given that much of the sector’s revenues are in U.S. dollars. Overall, we think that the outlook for the sector remained positive during the period. The Fund’s relative performance benefited from positions in information technology services providers Tata Consultancy Services Ltd. and Mphasis Ltd., while the underweight to Infosys Ltd. had a negative impact.

Conversely, the Fund’s significant underweight to the energy sector relative to the benchmark weighed on performance for the reporting period. Specifically, the absence of a position in Reliance Industries detracted from the Fund’s relative performance, as the conglomerate’s stock price rebounded amid higher oil prices and continued strength of its telecommunications arm, Jio. Shares of cement and paint makers also declined on a weaker outlook for the industries. After the initial euphoria around the abating demonetization* effects, the materials sector came under pressure due to rising input costs and waning demand.

*	Demonetization comprises the act of stripping a currency unit of its status as legal tender.

The India Fund, Inc.

Report of the Investment Manager (concluded)

Outlook

India was one of the top-performing markets in Asia over the 12-month period ended December 31, 2018, despite its vulnerability to oil price fluctuations and more indirectly, U.S. dollar strength. India is also one of the more expensive markets and, in the short term, we think that volatility will persist. We also believe that the rupee could face renewed pressure, given mounting concerns of an economic slowdown from tighter liquidity conditions and rising costs. Furthermore, political uncertainty appears high, in our view, given the ruling government’s defeat in several state elections in December 2018 and former RBI Governor Urjit Patel’s resignation. While Prime Minister Narendra Modi remains personally popular, we feel that a reduced majority could force the BJP into a coalition in the general election in the spring of 2019.

Nonetheless, while short-term volatility remains, we believe that the medium-term outlook for Indian equities remains well supported by macroeconomic factors. We believe that the country is well insulated from the ill-effects of global trade tensions. In our view, India’s large, domestic consumption-based economy is well placed to withstand external shocks. We believe that the country’s economic growth outlook remains compelling, underpinned by a young population and an expanding middle class. Moreover, local macroeconomic issues appear to be abating, thanks to the recent dip in oil prices and a pause in U.S. interest-rate hikes, as inflation remains benign. Additionally, we believe that the new RBI governor is likely to focus on improving the liquidity situation involving the

NBFCs, while government spending and policies, in a pre-election year, should continue to support rural consumption.

In such an environment, we feel that companies with pricing power and robust balance sheets should benefit. We maintain the Fund’s positions in companies that we believe should continue to profit from India’s long-term consumption trends, as well as those that play into the strength of what the market has to offer in the information technology services and healthcare sectors. We remain optimistic about the prospects for the Fund’s holdings, as we feel that they have solid fundamentals and experienced management. We believe that this should bode well for the Fund’s performance over the long term.

Aberdeen Standard Investments (Asia) Limited

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the India region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s benchmark, the MSCI India Index, for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2018.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-1.9%	10.3%	11.9%	12.2%
Market Price	-6.0%	9.1%	11.3%	9.8%
MSCI India Index	-7.3%	8.2%	8.1%	10.7%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The net expense ratio for the fiscal year ended December 31, 2018 was 1.32%.

The India Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of December 31, 2018. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. As of December 31, 2018, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Financials	25.8%	*
Consumer Staples	21.2%
Information Technology	18.3%
Materials	14.2%
Health Care	9.4%
Consumer Discretionary	7.9%
Industrials	6.2%
Communication Services	2.4%
Real Estate	2.0%
Energy	1.2%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(8.7)%
	100.0%

*	As of December 31, 2018, the Fund’s holdings in the Financials sector consisted of four industries: Thrifts and Mortgage Finance, Banks, Insurance and Diversified Financial Services which represented 11.7%, 10.9%, 2.6% and 0.6% respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of December 31, 2018:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	11.7%
Tata Consultancy Services Ltd.	8.0%
ITC Ltd.	5.6%
Kotak Mahindra Bank Ltd.	5.5%
Infosys Ltd.	5.1%
Hindustan Unilever Ltd.	4.7%
Piramal Enterprises Ltd.	4.4%
Asian Paints Ltd.	4.3%
Container Corp. Of India Ltd.	4.2%
Nestle India Ltd.	4.1%

The India Fund, Inc.

Portfolio of Investments

As of December 31, 2018

Shares or Principal Amount	Description	Value
LONG-TERM INVESTMENTS—(108.6%)

COMMON STOCKS—(108.6%)

INDIA—(107.2%)

COMMUNICATION SERVICES—(2.4%)
1,839,000	Bharti Airtel Ltd. (a)	$8,214,043
2,000,161	Bharti Infratel Ltd. (a)	7,415,924
		15,629,967

CONSUMER DISCRETIONARY—(7.9%)
63,195	Bosch Ltd. (a)	17,784,855
456,000	Hero MotoCorp Ltd. (a)	20,169,505
116,600	Maruti Suzuki India Ltd. (a)	12,436,498
		50,390,858

CONSUMER STAPLES—(21.2%)
976,080	Godrej Agrovet Ltd. (a)(b)	7,010,316
2,073,279	Godrej Consumer Products Ltd. (a)	24,078,409
1,162,000	Hindustan Unilever Ltd. (a)	30,248,512
8,932,000	ITC Ltd. (a)	36,008,065
4,134,940	Jyothy Laboratories Ltd. (a)	12,669,663
165,800	Nestle India Ltd. (a)	26,336,029
		136,350,994

ENERGY—(1.2%)
2,672,512	Aegis Logistics Ltd. (a)	7,802,222

FINANCIALS—(25.8%)
2,660,274	Aditya Birla Capital Ltd. (a)(c)	3,805,510
1,443,721	Bandhan Bank Ltd. (a)(b)	11,373,500
772,000	HDFC Bank Ltd. (a)	23,485,766
2,673,000	Housing Development Finance Corp. Ltd. (a)	75,181,699
1,977,000	Kotak Mahindra Bank Ltd. (a)	35,465,433
1,020,000	Max Financial Services Ltd. (a)(c)	6,486,135
1,176,614	SBI Life Insurance Co. Ltd. (a)(b)	10,028,985
		165,827,028

HEALTH CARE—(9.4%)
328,214	GlaxoSmithKline Pharmaceuticals Ltd. (a)	7,094,341
836,483	Piramal Enterprises Ltd. (a)	28,447,306
121,170	Sanofi India Ltd. (a)	11,100,480
1,166,322	Sun Pharmaceutical Industries Ltd. (a)	7,181,362
830,000	Syngene International Ltd. (a)(b)	6,714,602
		60,538,091

INDUSTRIALS—(6.2%)
349,224	ABB India Ltd. (a)	6,648,202
2,753,000	Container Corp. Of India Ltd. (a)	27,092,587
370,687	Thermax Ltd. (a)	6,007,448
		39,748,237

INFORMATION TECHNOLOGY—(16.9%)
302,531	Cyient Ltd. (a)	2,692,135
3,484,854	Infosys Ltd. (a)	32,958,504

See Notes to Financial Statements.

The India Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2018

Shares or Principal Amount	Description	Value
LONG-TERM INVESTMENTS (continued)

COMMON STOCKS (continued)

INDIA (continued)

INFORMATION TECHNOLOGY (continued)
1,492,154	Mphasis Ltd. (a)	$21,799,364
1,876,366	Tata Consultancy Services Ltd. (a)	50,923,078
		108,373,081

MATERIALS—(14.2%)
1,821,000	Ambuja Cements Ltd. (a)	5,862,861
1,408,880	Asian Paints Ltd. (a)	27,600,104
2,600,000	Castrol (India) Ltd. (a)	5,631,755
1,260,230	Grasim Industries Ltd. (a)	14,920,223
49,000	Shree Cement Ltd. (a)	12,109,597
442,088	UltraTech Cement Ltd. (a)	25,244,668
		91,369,208

REAL ESTATE—(2.0%)
740,000	Godrej Properties Ltd. (a)(c)	6,881,547
1,770,000	Prestige Estates Projects Ltd. (a)	5,581,071
		12,462,618
		688,492,304

UNITED STATES—(1.4%)

INFORMATION TECHNOLOGY—(1.4%)
139,000	Cognizant Technology Solutions Corp., Class A	8,823,720
	Total Common Stocks	697,316,024

SHORT-TERM INVESTMENT—(0.1%)

UNITED STATES—(0.1%)
588,250	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.27% (d)	588,250
	Total Short-Term Investment	588,250
	Total Investments (cost $360,847,308) (e)—108.7%	697,904,274
	Liabilities in Excess of Other Assets—(8.7)%	(55,825,171)
	Net Assets—100.0%	$642,079,103

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Non-income producing security.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2018.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2018

Assets

Investments, at value (cost $360,259,058)	$697,316,024

Short-term investment, at value (cost $588,250)	588,250

Foreign currency, at value (cost $15,337,489)	15,405,777

Receivable for investments sold	1,678,554

Interest and dividends receivable	1,664

Prepaid expenses	111,587

Total assets	715,101,856

Liabilities

Dividends payable to common shareholders	62,550,157

Deferred foreign capital gains tax	9,217,947

Investment management fees payable (Note 3)	607,017

Payable for investments purchased	247,612

Administration fees payable (Note 3)	46,408

Investor relations fees payable (Note 3)	41,580

Director fees payable	25,000

Other	287,032

Total liabilities	73,022,753

Net Assets	$642,079,103

Composition of Net Assets:

Capital stock (par value $0.001 per share) (Note 5)	$26,928

Paid-in capital in excess of par	329,607,737

Distributable earnings	312,444,438

Net Assets	$642,079,103

Net asset value per share based on 26,927,847 shares issued and outstanding	$23.84

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2018

Net Investment Income

Income

Dividends and other income (net of foreign withholding taxes of $0)	$8,978,489

Total Investment Income	8,978,489

Expenses

Investment management fee (Note 3)	7,808,323

Administration fee (Note 3)	605,184

Custodian’s fees and expenses	372,257

Directors’ fees and expenses	307,500

Legal fees and expenses	228,931

Investor relations fees and expenses (Note 3)	163,037

Reports to shareholders and proxy solicitation	124,455

Insurance expenses	119,482

Independent auditors’ fees and expenses	90,680

Transfer agent’s fees and expenses	24,314

Miscellaneous	104,199

Net expenses	9,948,362

Net Investment Loss	(969,873)

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:

Investment transactions	102,826,755

Foreign currency transactions	(988,711)

101,838,044

Net change in unrealized appreciation/(depreciation) on:

Investments (including $3,556,261 change in deferred capital gains tax) (Note 2f)	(136,632,244)

Foreign currency translation	24,432

(136,607,812)

Net realized and unrealized (loss) from investments and foreign currency related transactions	(34,769,768)

Net Decrease in Net Assets Resulting from Operations	$(35,739,641)

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Increase/(Decrease) in Net Assets

Operations:

Net investment loss	$(969,873)	$(186,275)

Net realized gain from investment and foreign currency related transactions	101,838,044	92,684,366

Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(136,607,812)	144,828,888

Net increase/(decrease) in net assets resulting from operations	(35,739,641)	237,326,979

Distributions to Shareholders from:(a)

Distributable earnings	(122,353,140)	(88,656,782)

Net decrease in net assets from distributions	(122,353,140)	(88,656,782)

Repurchase of shares under open market repurchase policy (1,054,737 and 474,826, respectively) (Note 6)	(25,439,377)	(12,795,191)

Change in net assets from capital transactions	(25,439,377)	(12,795,191)

Change in net assets resulting from operations	(183,532,158)	135,875,006

Net Assets:

Beginning of year	825,611,261	689,736,255

End of year	$642,079,103	$825,611,261

(a)	Per SEC Release No #33-10532 (Disclosure Update and Simplification), the Fund is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the year ended December 31, 2017, distributions from net investment income and net realized capital gains were $1,773 and $88,655,009, respectively.

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Years Ended December 31,

	2018	2017	2016	2015		2014

Per Share Operating Performance(a):

Net asset value, beginning of year	$29.50	$24.24	$25.95	$28.63		$22.92

Net investment income/(loss)	(0.04)	(0.01)	–	0.01	(b)	0.08

Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(1.25)	8.37	(0.09)	(0.91)		7.40

Total from investment operations	(1.29)	8.36	(0.09)	(0.90)		7.48

Dividends and distributions to shareholders from:

Net investment income	(4.50)	–	(0.04)	(0.16)		(0.12)

Net realized gains	–	(3.16)	(1.67)	(1.66)		(1.74)

Total dividends and distributions to shareholders	(4.50)	(3.16)	(1.71)	(1.82)		(1.86)

Capital Share Transactions:

Impact due to shares tendered or repurchased (Notes 5 and 6)	–	–	–	–		0.08

Impact due to open market repurchase policy (Note 6)	0.13	0.06	0.09	0.04		0.01

Total capital share transactions	0.13	0.06	0.09	0.04		0.09

Net asset value, end of year	$23.84	$29.50	$24.24	$25.95		$28.63

Market value, end of year	$20.24	$26.12	$21.39	$22.74		$25.81

Total Investment Return Based on(c):

Market value	(6.00% )	36.45%	1.20%	(4.42%	)	37.83%

Net asset value	(1.94% )	35.98%	0.50%	(1.67%	)(d)	33.41% (d)

Ratio to Average Net Assets/Supplementary Data:

Net assets, end of year (000 omitted)	$642,079	$825,611	$689,736	$759,064		$847,554

Average net assets (000 omitted)	$756,480	$836,037	$770,618	$862,993		$837,505

Net expenses, after reimbursement and waiver(e)	1.32%	1.26%	1.33%	1.32%		1.47%

Net expenses, prior to reimbursement and waiver(e)	1.32%	1.26%	1.33%	1.32%		1.74%

Net investment income/(loss)	(0.13% )	(0.02% )	(0.01% )	0.05%	(b)	0.29%

Portfolio turnover	12.62%	12.15%	12.25%	5.74%		3.28%

(a)	Based on average shares outstanding.
(b)	Included within the net investment income per share and the ratio of net investment income to average net assets are the effects of an adjustment to a foreign tax liability. If such amounts were excluded, the net investment income per share and the ratio of net investment income to average net assets would have been $(0.01) and (0.04%), respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.
(e)	Prior to 2016, ratio inclusive of foreign tax expense paid to Mauritius on the Fund’s taxable income. The Fund exited its Mauritius structure in 2015.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements

December 31, 2018

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value (“NAV”), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)

Investments in Securities

Common Stocks	$8,823,720	$688,492,304	$–	$697,316,024

Short-Term Investment	588,250	–	–	588,250

Total	$9,411,970	$688,492,304	$–	$697,904,274

Amounts listed as “–” are $0 or round to $0.

For the year ended December 31, 2018, there were no significant changes to the fair valuation methodologies.

The Fund held no Level 3 securities at December 31, 2018.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

Effective April 4, 2018, the Fund implemented a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board.

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2018 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

On February 1, 2018 Indian Finance Minister Arun Jaitley proposed to introduce a 10% tax on long-term capital gains on non-resident taxpayers, including financial institutional investors. Under the existing regime, long-term capital gains on non-resident taxpayers are exempt from income tax. This proposed tax was announced as part of the unveiling of the Budget proposals for 2018-2019 and would apply to the transfer of long-term capital assets exceeding Indian Rupee (INR) 100,000 on disposals of Indian listed securities on or after April 1, 2018. However, it was announced that all long-term capital gains up to January 31, 2018 would be grandfathered and not subject to the proposed new tax. This became effective April 1, 2018.

g. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the fiscal year ended December 31, 2018, the Fund did not enter into any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited (“ASIAL”) serves as the Fund’s investment manager with respect to all investments. For its services, ASIAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the fiscal year ended December 31, 2018, ASIAL earned a gross management fee of $7,808,323.

b. Fund Administration:

Aberdeen Standard Investments Inc. (“ASII”) an affiliate of ASIAL, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the fiscal year ended December 31, 2018, the Fund paid a total of $605,184 in administrative fees to ASII.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII) among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the year ended December 31, 2018, the Fund incurred investor relations fees of approximately $163,037. For the fiscal year ended December 31, 2018, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2018, were $96,668,069 and $267,193,766, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. During the fiscal year ended December 31, 2018, the Fund repurchased 1,054,737 shares under its targeted discount policy (See Note 6). As of December 31, 2018, there were 26,927,847 shares of common stock issued and outstanding.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

6. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV.

Under the open market repurchase policy, the Fund repurchased 1,054,737 shares for $25,439,377 during the year ended December 31, 2018 and 474,826 shares for $12,795,191 during the year ended December 31, 2017.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund’s investment manager are unsuccessful.

b. Risks Associated with Indian Markets

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of December 31, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)

$384,069,182	$333,757,465	$(19,922,373)	$313,835,092

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 was as follows:

	December 31, 2018	December 31, 2017

Distributions paid from:

Ordinary Income	$21,306,430	$1,773

Net long-term capital gains	101,046,710	88,655,009

Total tax character of distributions	$122,353,140	$88,656,782

As of December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–

Undistributed long-term capital gains – net	7,761,133

Total undistributed earnings	$7,761,133

Capital loss carryforward	–

Other currency gains	–

Other temporary differences	–

Unrealized appreciation/(depreciation)	304,683,305

Total accumulated earnings/(losses) – net	$312,444,438

*	The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily timing differences due to wash sales, passive foreign investment companies and corporate actions.

The India Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2018

10. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in

ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. ASII has evaluated ASU 2018-13 and determined that there is no significant impact on the Fund’s financial statements. ASII has early adopted the following ASU 2018-13 guidance in the Fund’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2018.

The India Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

The India Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The India Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended December 31, 2016, were audited by other independent registered public accountants whose report, dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

February 28, 2019

The India Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by The India Fund, Inc. during the fiscal year ended December 31, 2018:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid	Gross Ordinary Dividend	Qualified Dividends(1)	Foreign Source Income

4/27/2018	0.760000	0.000000	0.000000	0.760000	0.017151	0.777151	0.760000	0.743667

6/29/2018	0.710000	0.697761	0.000000	0.012239	0.000278	0.012517	0.012239	0.011976

10/2/2018	0.710000	0.710000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000

1/10/2019	2.322880	2.322880	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000

TOTAL	4.502880	3.730641	0.000000	0.772239	0.017429	0.789668	0.772239	0.755643

(1)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

BOARD OF DIRECTORS’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of The India Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, Aberdeen Standard Investment (Asia) Limited (formerly, Aberdeen Asset Management Asia Limited) (the “Adviser”), a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”). The Agreement was first approved by the Board and the Fund’s stockholders in 2011, and the Adviser has provided the investment advisory and other services contemplated by the Agreement since December 19, 2011 (the “Aberdeen Assumption Date”). At a meeting (the “Contract Renewal Meeting”) held in person on October 30, 2018, the Board, including the Independent Directors, considered and approved the continuation of the Agreement for an additional one-year term. To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with other information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the investment advisory arrangements for the Fund, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Adviser to the Fund. The Board’s evaluation took into account the information received since the

Fund’s inception, including the period since the Aberdeen Assumption Date, and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to the Fund by the Adviser under the Agreement.

Board Approval of the Agreement

In its deliberations regarding renewal of the Agreement, the Board, including the Independent Directors, considered various factors, including those set forth below.

•

Nature, Extent and Quality of the Services Provided to the Fund under the Agreement  The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance program established and conducted under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of Aberdeen available to support its activities in respect of the Fund.

The India Fund, Inc.

Supplemental Information (unaudited) (continued)

The Board considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other affiliated and unaffiliated parties.

In reaching its determinations regarding continuation of the Agreement, the Board took into account that the Fund’s stockholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Agreement have been satisfactory.

•

Fund Performance  The Board received and considered performance information and analyses for the Fund, as well as for a group of funds identified by the Adviser as comparable to the Fund regardless of asset size (the “Performance Peer Group”), prepared by Strategic Insight, an independent provider of investment company data (such information being hereinafter referred to as the “Strategic Insight Performance Information”) as part of the Contract Renewal Information. The Performance Peer Group consisted of both funds in the India Equity Morningstar Category, which includes the Fund, for each of the 1-, 3-, 5-, and 10-year periods ended June 30, 2018. The Board noted that it had received and discussed information with the Adviser at periodic intervals throughout the year comparing the Fund’s performance against its benchmark and its peer funds.

The Strategic Insight Performance Information comparing the Fund’s performance (annualized net total return) to that of the Performance Peer Group based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year period ended June 30, 2018 was ranked first among the funds in the Performance Peer Group for that period and for each of the 5-, and 10-year periods ended June 30, 2018 was ranked second among the funds in the Performance Peer Group for that period (in these rankings, first is best). The Fund’s performance since the Aberdeen Assumption Date reflects, in part, the impact of cash held by the Fund during orderly repositioning of the Fund’s portfolio following the Aberdeen Assumption Date to reflect the Adviser’s investment strategies and philosophy. The Board noted that the small number of funds in the Performance Peer Group based on the India Equity Morningstar Category made meaningful performance comparisons difficult. In addition, the Adviser noted that the one other fund in the Performance Peer Group has a similar investment objective but varies in investment policy and portfolio holdings. The Board noted further that the impact of the Fund’s former interval structure, which was ended April 4, 2014, constrained the ability of the Adviser to carry out the Fund’s investment program. In addition to the Fund’s performance relative to the Performance Peer Group, the Board considered the Fund’s performance relative to its benchmark and in absolute terms. The Contract Renewal Information showed that the Fund outperformed its benchmark in each of the 1-, 3-, 5- and 10-year periods ended June 30, 2018. The Board considered that the Fund’s performance record for the 10-year period was achieved, in part, by a predecessor investment adviser to the Fund and did not give significant weight to performance information relating to periods prior to the Aberdeen Assumption Date.

Based on its review of performance and on other relevant factors, including those described above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Agreement for an additional period of one year.

•

Management Fees and Expenses  The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under the Agreement by the Fund to the Adviser in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Strategic Insight Expense Information”) prepared by Strategic Insight, comparing the Advisory Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Strategic Insight as part of the Contract Renewal Information. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund, one other closed-end India equity fund, two closed-end Pacific/Asia ex-Japan equity funds, four diversified Emerging Market equity funds, four closed-end China region funds, five miscellaneous regional funds, and one Latin America Stock closed-end fund, as classified by Strategic Insight. The Expense Group funds had portfolio assets ranging from $84 million to $803 million. The Strategic Insight Expense Information, comparing the Fund’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s contractual management fee, which consists of the gross advisory fee and gross administrative fee, ranked tenth of the eighteen funds in the Expense Group (in these rankings, first is best) and was worse (i.e., higher) than the Expense Group median for that expense component, and that the Fund’s net

The India Fund, Inc.

Supplemental Information (unaudited) (concluded)

management fee, giving effect to any voluntary fee waivers to the advisory fee and administration fee implemented by the Adviser and by the managers of the other Expense Group funds, ranked tenth of the eighteen funds in the Expense Group and was worse than the Expense Group median. The Strategic Insight Expense Information showed that after all fee waivers, the Fund’s total expense ratio ranked second among the eighteen funds in the Expense Group and was better (i.e., lower) than the Expense Group median. The Board noted the small number and varying types and sizes of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Adviser to other U.S. clients, including registered investment companies with differing mandates, and to institutional and separate accounts (collectively, “institutional accounts”). Among other things, the Board considered: (i) that the Fund is subject to heightened regulatory requirements relative to institutional accounts; (ii) that, unlike institutional accounts, the Fund is provided with office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers); and (iii) that the Adviser coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these institutional accounts.

Taking all of the above into consideration, the Board determined that the Advisory Fee was reasonable in light of the nature, extent, and overall quality of the investment advisory and other services provided to the Fund under the Agreement.

•

Profitability  The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to the Fund for the past year. In addition, the Board received the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that profitability to the Adviser in providing investment advisory and other services to the Fund remained at a level which was not considered excessive by the Board in light of judicial guidance and the nature, extent and overall high quality of such services.

•

Economies of Scale  The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board considered that the Fund’s interval structure until it ended operated to reduce Fund assets since the Aberdeen Assumption Date. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

•

Other Benefits to the Adviser  The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including fees for administration and investor relation services, and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Agreement would be consistent with the interests of the Fund and its stockholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Fund discussing the Board’s responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors discussed the proposed continuation of the Agreement in a private session with their independent legal counsel at which no representatives of the Adviser were present.

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan

Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The India Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1938	Chairman of the Board of Directors, Nominating Committee, Valuation Committee and Audit Committee	Since 1993; current term ends at the 2021 annual Meeting	Mr. Salacuse has been the Henry J. Braker Professor of Commercial Law at the Fletcher School of Law & Diplomacy, Tufts University, since 1986. He was also a Visiting Professor of Law at Harvard Law School from January 2014 through July 2014, and has served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	1	Director and Chairman of The Asia Tigers Fund, Inc. (1993-2018) Former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Leslie H. Gelb c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1937	Director, Audit Committee and Nominating Committee	Since 1994; current term ends at the 2020 annual Meeting	Mr. Gelb has been the President Emeritus of The Council on Foreign Relations since 2003. Previously, he was a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of TheNew York Times, as well as a senior official in the departments of State and Defense.	1	Director of The Asia Tigers Fund, Inc. (1994-2018) and Former Director of 22 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Director, Audit Committee and Nominating Committee	Since 2016; current term ends at the 2020 annual meeting	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations since 2015.	6	Director of The Asia Tigers Fund, Inc. from 2016 to 2018.

Nisha Kumar c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1970	Director, Audit Committee and Nominating Committee	Since 2016; current term ends at the 2021 annual meeting	Ms. Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Nisha is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	1	Director of The Asia Tigers Fund, Inc. from 2016 to 2018; Director of Aberdeen Income Credit Strategies Fund (2018-2019); 22 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates (since 2019).

The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Luis Rubio c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee	Since 1999; current term ends at the 2019 annual meeting	Mr. Rubio has been the Chairman of Mexico Evalua-CIDAC since 2000 and Chairman, Mexican Council on Foreign Relations (2017-2019). He is also a frequent contributor of op-ed pieces to the Wall Street Journal and the author and editor of 49 books.	1	Director of The Asia Tigers Fund, Inc. (1999-2018) and one registered investment company advised by Advantage Advisers L.L.C. or its affiliates; Director of Coca Cola Femsa.

Interest Directors

Martin J. Gilbert** c/o Aberdeen Standard Investments 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Director	Since 2012; current term ends at the 2021 annual meeting	Mr. Gilbert is Co-Chief Executive Officer of Standard Life Aberdeen plc, the global investment company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. He was a founding director, shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991-2014) Aberdeen Asset Management Asia Limited; and Director (2000-2014), Aberdeen Asset Management Limited. He has been a Director from 1995 to 2014, and was President from 2006 to 2014 of Aberdeen Asset Management, Inc.	27	Trustee of Aberdeen Funds (24); Director of Aberdeen Asia- Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., The India Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited

Hugh Young** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Director	Since 2012; current term ends at the 2019 annual meeting	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	Director of Aberdeen Australia Equity Fund, Inc., and Aberdeen Asia- Pacific Income Investment Company Limited

*	As of the date of this report, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, the Aberdeen Funds (which consists of 24 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert and Mr. Young are deemed to be interested persons because of their affiliation with the Fund’s Investment Manager.

The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers* who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011	Currently, Director, Vice President and Head of Product-Americas, overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the United States and Canada. Mr. Goodson joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since 2011	Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Standard Investments Inc., Chief Risk Officer-EMEA and Interim Global Head of Conduct & Compliance for Aberdeen. Mr. Cotton joined Aberdeen in 2010.

Andrea Melia* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for Aberdeen Standard Investments Inc. Ms. Melia joined the company in September 2009.

Megan Kennedy* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2011	Currently, Head of Product Management since 2009 for Aberdeen Standard Investments Inc. Ms. Kennedy joined the company in 2005 as a Senior Fund Administrator. She was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Christian Pittard* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011	Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Bev Hendry* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Currently, Chairman – Americas for Aberdeen Standard Investments Inc. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as a Chief Operating Officer for 6 years.

Jennifer Nichols* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011	Currently, Director, Vice President and Head of Legal – Americas for Aberdeen Standard Investments Inc. (since October 2006).

The India Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Adrian Lim c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Investment Director on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Lucia Sitar* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Joseph Andolina* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017	Currently, Head of Conduct & Compliance – Americas since 2017 and Chief Risk Officer – Americas since 2019. Prior to joining the Compliance Department, Joe was a member of Aberdeen Standard’s Legal Department. He joined the company in 2012.

Sharon Ferrari* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager-US for Aberdeen Standard Investments Inc. She joined the company as a Senior Fund Administrator in 2008.

Heather Hasson* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2018	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. since 2009. She joined the company as a Fund Administrator in 2006.

*	Messrs. Andolina, Cotton, Goodson, Hendry, and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs and Aberdeen Income Credit Strategies Fund each of which may be deemed to be part of the same “Fund Complex” as the Fund.

The India Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President-Compliance

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Heather Hasson, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Standard Investments (Asia) Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodians

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IFN-Annual

Item 2 -	Code of Ethics.

(a)

As of December 31, 2018, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 -	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Nisha Kumar, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Kumar as the Audit Committee’s financial expert. Ms. Kumar is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 -	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
December 31, 2018	$50,314	$0	$8,500	$0
December 31, 2017	$49,500	$0	$8,500	$0
(1)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)(1) The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees

For the fiscal year ended December 31, 2018 and December 31, 2017, respectively, KPMG billed $803,986 and $671,126 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h) Not applicable.

Item 5 -	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2018, the Audit Committee members were: Leslie H. Gelb, Nisha Kumar, Nancy Yao Maasbach Luis F. Rubio and Jeswald W. Salacuse.

(b)	Not applicable.

Item 6 -	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    The information in the table is as of March 8, 2019

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Currently, Managing Director as well as a member of the executive committee responsible for ASI’s day-to-day running. Co-founded Singapore based business in 1992 having been recruited in 1985 to manage Asian equities from London.

Adrian Lim Investment Director – Asia (Singapore)	Responsible for Asian equities portfolio management

Currently an Investment Director on the Asian Equities team. Adrian joined ASI from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equity team in July 2003.

Kristy Fong Investment Director – Asia (Singapore)	Responsible for Asian equities portfolio management	Currently an Investment Director on the Asian Equities team. Kristy joined ASI in 2004 from UOB KayHian Pte Ltd where she was an analyst.
James Thom Investment Director – Asia (Singapore)	Responsible for Asian equities portfolio management	Currently an Investment Director on the Asian Equities team. He joined ASI in 2010 from Actis, an Emerging Markets Private Equity firm.
Flavia Cheong Head of Equities – Asia Pacific (Singapore)	Responsible for company research and oversight of portfolio construction

Currently the Head of Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining ASI, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore

(a)(2)    The information in the table is as of December 31, 2018

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	16	$9,521.29	0	$0
	Pooled Investment Vehicles	82	$28,853.37	1	$426.00
	Other Accounts	87	$22,598.67	4	$1,314.18
Adrian Lim	Registered Investment Companies	16	$9,521.29	0	$0
	Pooled Investment Vehicles	82	$28,853.37	1	$426.00
	Other Accounts	87	$22,598.67	4	$1,314.18

Kristy Fong	Registered Investment Companies	16	$9,521.29	0	$0
	Pooled Investment Vehicles	82	$28,853.37	1	$426.00
	Other Accounts	87	$22,598.67	4	$1,314.18

James Thom	Registered Investment Companies	16	$9,521.29	0	$0
	Pooled Investment Vehicles	82	$28,853.37	1	$426.00
	Other Accounts	87	$22,598.67	4	$1,314.18

Flavia Cheong	Registered Investment Companies	16	$9,521.29	0	$0
	Pooled Investment Vehicles	82	$28,853.37	1	$426.00
	Other Accounts	87	$22,598.67	4	$1,314.18

Total assets are as of December 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.2736.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Adviser will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by the Adviser and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, the Adviser typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although the Adviser anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Adviser may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which the Adviser anticipates a more significant market impact, the Adviser intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of the Adviser based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, the Adviser may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Adviser does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Adviser’s discretionary account trading, The Adviser may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a fund to compete against such model delivery clients that hold and trade in a same security as a fund.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen Asset Management PLC, or, after August 14, 2017, Standard Life Aberdeen plc, or select ASI funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of ASI determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2018
Hugh Young	$10,001-$50,000
Adrian Lim	None
Kristy Fong	None
James Thom	None
Flavia Cheong	None

(b) Not applicable.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2018 through January 31, 2018	4,989	$26.16	4,989	857,234
February 1, 2018 through February 28, 2018	104,670	$26.23	104,670	752,564
March 1, 2018 through March 31, 2018	193,653	$25.18	193,653	558,911
April 1, 2018 through April 30, 2018	88,321	$25.13	88,321	470,590
May 1, 2018 through May 31, 2018	87,253	$24.94	87,253	383,337
June 1, 2018 through June 30, 2018	113,764	$24.39	113,764	269,573
July 1, 2018 Through July 31, 2018	113,419	$24.52	113,419	2,883,460
August 1, 2018 Through August 31, 2018	64,206	$25.25	64,206	2,819,254
September 1, 2018 Through September 30, 2018	38,421	$23.59	38,421	2,780,833
October 1, 2018 Through October 31, 2018	151,480	$20.89	151,480	2,629,353
November 1, 2018 Through November 30, 2018	47,061	$21.09	47,061	2,582,292
December 1, 2018 Through December 31, 2018	47,500	$21.67	47,500	2,534,792
Total	1,054,737	$24.10	1,054,737	- -

(1)

The open market repurchase policy was authorized on October 30, 2012. The program authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value. Effective July 31, 2018, the Board of Directors authorized additional shares eligible to be repurchased from time to time on the open market in an amount up to 10% of the Fund’s outstanding shares as of July 31, 2018.

Item 10 -	Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable for this reporting period.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)(1)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herwirth as Exhibits 12(c)(1) and 12(c)(2) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant

(e)	Investment Manager’s Proxy Voting Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: March 8, 2019

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: March 8, 2019